Feb. 09, 2018

MASSMUTUAL SELECT FUNDS

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

Supplement dated June 8, 2018 to the

Prospectus dated February 9, 2018

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, is being changed as described below. This change will take effect no earlier than 60 days from the date of this supplement.

On or about August 17, 2018, the following information will replace the first paragraph found on page 24 under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance for the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund's subadviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index (as of April 30, 2018, between $17 million and $55.19 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE